Business Combination	12 Months Ended
Dec. 31, 2018
Business Combinations1 [Abstract]
Property Acquisition
BUSINESS COMBINATION
On August 22, 2018, Baytex completed a plan of arrangement whereby Baytex acquired, directly and indirectly, all of the issued and outstanding common shares of Raging River Exploration Inc. (“Raging River”), a publicly traded oil and gas producer with light oil producing properties in southwest Saskatchewan and Alberta. In identifying Baytex as the acquirer, Baytex considered, amongst other things, voting rights of all equity instruments, the intended corporate governance structure and composition of senior management of the combined company, in addition to various metrics used to evaluate the relative size of each company. All factors were considered in arriving at the conclusion that Baytex is the acquirer for accounting purposes.

The acquisition was accounted for as a business combination whereby the net assets acquired and liabilities assumed were recorded at fair value at the acquisition date. Consideration consisted of the issuance of 315.3 million Baytex common shares valued at approximately $1.2 billion (based on the closing price of Baytex’s common shares of $3.93 on the Toronto Stock Exchange on August 22, 2018). The fair value of oil and gas properties acquired was determined using estimates of proved plus probable reserves evaluated at December 31, 2018 by an independent reserves evaluator and adjusted for operations between August 22, 2018 and the effective date of the reserve evaluation. Asset retirement obligations were determined using internal estimates of the timing and estimated costs associated with the abandonment and reclamation of the wells and facilities acquired using a market discount rate of 7.5%.The fair value of exploration and evaluation properties was estimated with reference to recent land sales in similar areas.

The total consideration paid and estimates of the fair value of the assets acquired and liabilities assumed as at the date of the acquisition are set forth in the table below. All amounts are final.

Consideration
Common shares issued	$1,238,995
Share based compensation (1)	3,100
Total consideration	$1,242,095

Fair value of net assets acquired
Exploration and evaluation assets	$97,858
Oil and gas properties	1,748,368
Working capital deficiency excluding bank debt and financial derivatives	(46,773)
Financial derivatives	(5,548)
Bank debt (2)	(316,800)
Asset retirement obligations	(39,960)
Deferred income tax liability	(195,050)
Net assets acquired	$1,242,095

(1)
Following closing of the transaction, holders of units outstanding under Raging River's share based compensation plans are entitled to Baytex common shares rather than Raging River common shares with adjustment to the exercise price or quantity outstanding based on the exchange ratio for the Raging River shares. As a result, the fair value of the vested units was recognized by Baytex as additional consideration (see note 14).

(2)
On August 22, 2018, Baytex amended its credit facilities to include the credit facility assumed in conjunction with the acquisition of Raging River and converted outstanding principal amounts to a non-revolving term loan which matures on June 4, 2020 (see note 9).

These consolidated financial statements include the results of operations of Raging River for the period following closing of the transaction on August 22, 2018. For the period from August 22, 2018 to December 31, 2018, the acquisition contributed revenues of $158.8 million and operating income of $98.6 million. Had the acquisition occurred on January 1, 2018, revenues would have increased by $379.5 million and operating income would have increased by $273.2 million for the year. Operating income is defined as revenue, net of royalties, less operating, transportation and blending expense.

Transaction costs of $13.1 million were expensed as incurred and share issuance costs of $0.6 million (net of taxes of $0.2 million) were recorded in shareholders' capital in the year.